UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
October 31, 2013

Paladin Realty Income Properties, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-51860	20-0378980
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

10880 Wilshire Blvd., Suite 1400, Los Angeles, California 90024

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 996-8704

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Communication to Registered Representatives and Investment Advisors

As previously disclosed, on July 18, 2013, Paladin Realty Income Properties, Inc. (the “Company”), and Paladin Realty Income Properties, L.P. (“Paladin OP”), whose sole general partner is the Company, entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Resource Real Estate Opportunity OP, LP (“Resource OP”), the operating partnership of Resource Real Estate Opportunity REIT, Inc., a Maryland corporation (“Resource”), and RRE Charlemagne Holdings, LLC, a Delaware limited liability company and a wholly owned subsidiary of Resource OP (“Merger Sub”). The Merger Agreement provides for the merger of Paladin OP with and into Merger Sub (the “Merger”), with Merger Sub surviving as a wholly owned subsidiary of Resource OP.

Beginning on October 31, 2013, the Company intends to distribute a letter to the registered representatives and investment advisors of its stockholders regarding the Merger. A form of the letter to the registered representatives and investment advisors is attached hereto to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Additional Information About the Merger and Where to Find It

In connection with the proposed Merger, the Company filed a preliminary proxy statement with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND ALL OTHER MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, RESOURCE, RESOURCE OP, MERGER SUB AND THE MERGER. The proxy statement and other materials (when they become available) containing information about the proposed transaction, and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of the documents filed with the SEC by the Company by directing a written request to Paladin, 10880 Wilshire Boulevard, Suite 1400, Los Angeles, California 90024, Attention: Investor Relations.

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the Merger. Information about those executive officers and directors of the Company and their ownership of the Company’s securities will be set forth in the proxy statement regarding the Merger when it becomes available.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally can be identified by use of statements that include phrases such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “foresee,” “looking ahead,” “is confident,” “should be,” “will,” “predicted,” “likely,” or other words or phrases of similar import. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, the ability of the Company to obtain required shareholder or other third-party approvals required to consummate the Merger; the satisfaction or waiver of other conditions in the Merger Agreement; a material adverse effect on the Company; and the outcome of any legal proceedings that may be instituted against the Company and others related to the Merger Agreement. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this report will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the objectives and plans of the Company will be achieved. Certain factors that could cause actual results to differ materially from these forward-looking statements are listed from time to time in the Company’s SEC reports, including, but not limited to, in the section entitled “Item 1A. Risk Factors” in the Annual Report on Form 10-K filed by the Company with the SEC on March 28, 2013. Any forward-looking statement speaks only as of the date of this report and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new developments or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Letter to Registered Representatives and Investment Advisors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALADIN REALTY INCOME PROPERTIES, INC.

Date: October 31, 2013	By:	/s/ Michael B. Lenard
Michael B. Lenard Executive Vice President, Secretary and Counselor